OLD MUTUAL INSURANCE SERIES FUND

Supplement Dated December 11, 2007

This Supplement updates certain information contained in the currently effective Statement of Additional Information (the “SAI”) of Old Mutual Insurance Series Fund dated April 10, 2007, as supplemented. You should retain your SAI and current supplements for future reference. You may obtain an additional copy of the SAI and all current supplements, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

The section of the SAI entitled “The Sub-Administrator” is hereby amended by adding the paragraph, set forth below, immediately following the first paragraph in the section:

Effective December 10, 2007, the Administrator has transitioned the sub-administration and accounting services for the Trust to The Bank of New York Mellon (“BNY Mellon”). The Administrator and BNY Mellon entered into a sub-administration and accounting agreement (the “BNY Mellon Sub-Administration Agreement”), pursuant to which BNY Mellon is obligated to provide administrative assistance to the Administrator in connection with the business and affairs of the Trust beginning on December 10, 2007.  BNY Mellon has its principal business offices at One Wall Street, New York, NY 10286.  Under the BNY Mellon Sub-Administration Agreement, the Administrator pays BNY Mellon the following fees:  annual rates, based on the combined average daily gross assets of the Old Mutual Complex, of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. In addition, the Administrator pays BNY Mellon the following annual fees:  (1) $35,000 for each Fund; and (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex.  Certain minimum fees apply. The BNY Mellon Sub-Administration Agreement provides that BNY Mellon shall not be liable for any costs, damages, liabilities or claims incurred by BNY Mellon except those arising out of BNY Mellon’s or its delegee’s or agent’s (if such delegee or agent is a subsidiary of the Sub-Adviser) negligence or willful misconduct or BNY Mellon’s failure to act in good faith.  In no event shall BNY Mellon be liable to the Administrator or any third party for special, indirect or consequential damages.  The BNY Mellon Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty (60) days’ prior written notice to the other party.

The section of the SAI entitled “Other Service Providers - The Custodian” is replaced, in its entirety, as set forth below:

BNY Mellon also serves as the custodian for the Funds. The custodian holds cash, securities, and other assets of the Funds as required by the 1940 Act.

Distributor: Old Mutual Investment Partners

R-07-211 12/2007